SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 4, 2016

               FIELDPOINT PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	001-32624	84-0811034
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

609 Castle Road # 335, Austin TX  78746

 (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (512) 250-8692

_________________________________________
(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 4, 2016, FieldPoint Petroleum Corporation, a Colorado corporation (the “Company”) entered into a Sixth Amendment to Loan Agreement and Forbearance Agreement (“Agreement”) with Citibank, N.A., a national banking association (“Citi”).   A copy of the Agreement is filed herewith as Exhibit 10.1.  The Agreement has an effective date of September 30, 2016.

ITEM 7.01

REGULATION FD DISCLOSURE

On October 6, 2016, the “Company issued a press release announcing the signing of the Agreement.  A copy of the press release is filed herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, The Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

ITEM 9.01:

FINANCIAL STATEMENTS AND EXHIBITS

Item	Title

10.1	Sixth Amendment to Loan Agreement and Forbearance Agreement
99.1	Press Release

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIELDPOINT PETROLEUM CORPORATION
Date: October 7, 2016	By: /s/ Phillip Roberson Phillip Roberson, President and CFO